Exhibit 99.1

Good Works Acquisition Corp. and Cipher Mining Announce Shareholder Approval of the Business Combination

Expected Closing Date of August 26, 2021

Combined Company Expected to Begin Trading on Nasdaq Under Ticker Symbols "CIFR" and "CIFRW",
Respectively, on August 27, 2021

New York, NY, August 25, 2021: (PRNEWSWIRE) – Good Works Acquisition Corp. (“Good Works”) (NASDAQ: GWAC), a U.S. publicly-traded special purpose acquisition company, and Cipher Mining Technologies Inc. (“Cipher Mining” or the “Company”), a U.S.-based Bitcoin mining company, announced that at their special meeting held today (the “Special Meeting”), Good Works' shareholders voted to approve the previously announced proposed business combination between Good Works and Cipher Mining (the “Business Combination”), as well as all other proposals related to the Business Combination. Approximately 87.9% of the votes cast at the meeting, representing approximately 57.0% of Good Works' outstanding shares as of the record date, voted to approve the Business Combination.

Good Works plans to file the results of the Special Meeting, as tabulated by an independent inspector of elections, on a Form 8-K with the Securities and Exchange Commission (the “SEC”) today.

The Business Combination is expected to close on August 26, 2021, subject to the satisfaction or waiver of certain other closing conditions. Upon closing, Cipher Mining's common stock and warrants are expected to begin trading on NASDAQ under the ticker symbols “CIFR” and “CIFRW”, respectively.

About Cipher Mining

Cipher Mining will be an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Its goal is to be the leading Bitcoin mining company in the United States. Cipher Mining aims to leverage best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become the market leader in Bitcoin mining.

About Good Works

Good Works is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. The Good Works name reflects the fact that its management and directors donated half of their founder shares to charitable organizations in light of the impact that COVID-19 has had on the ability of non-profits to generate contributions and revenues. Good Works’ management team consists of Messrs. Fred Zeidman, CEO and Co-Chairman, Douglas Wurth, Co-Chairman, and Cary Grossman, President. I-B Good Works, LLC, an affiliate of I-Bankers Securities is the sponsor of Good Works. Good Works is a publicly-traded special purpose acquisition company, or SPAC, with approximately $170 million in trust. Management of Good Works has deep experience in private equity investing, corporate finance and executive level management in a number of industries. In addition, they have experience in Bitcoin mining through involvement in a Power Hosting Company and have extensive experience in SPAC mergers and board governance of public and private companies.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works Acquisition Corp. (“Good Works”) and Cipher Mining Technologies Inc. (“Cipher”), including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Cipher and the markets in which Cipher operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Good Works’ or Cipher’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Good Works’ securities; (ii) the risk that the proposed business combination may not be completed by Good Works’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Good Works; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Cipher’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Cipher and potential difficulties in Cipher employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Good Works or Cipher related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Good Works’ securities on The Nasdaq Stock Market; (viii) the price of Good Works’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cipher plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Good Works final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk Factors” therein, Quarterly Reports on Form 10-Q and other documents filed by Good Works from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works and Cipher assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Good Works nor Cipher gives any assurance that either Good Works or Cipher will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed business combination between Good Works and Cipher, the registration statement on Form S-4 has been declared effective by the SEC. That registration statement includes the related proxy statement and prospectus of Good Works with respect to Good Works’ special meeting of stockholders. Good Works’ shareholders and other interested persons are advised to read the registration statement and the related proxy statement/prospectus and any documents filed in connection therewith, as these materials will contain important information about Cipher, Good Works, and the proposed business combination. The definitive proxy statement and related materials have been mailed to Good Works’ shareholders who were holders of record as of July 27, 2021.

Investors and security holders may obtain free copies of the proxy statement/information statement/prospectus and all other relevant documents filed with the SEC by Good Works through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Good Works may be obtained free of charge by directing a request to Good Works Acquisition Corp., 4265 San Felipe, Suite 603, Houston, TX 77027, attention: Cary Grossman.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

Investor Contact:

Mark Roberts

Blueshirt Capital Advisors

investors@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

908-907-7703

CipherMining@DLPR.com

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